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                                   EXHIBIT 99

                          CODDLE CREEK FINANCIAL CORP.

  Certification of Periodic Financial Report Pursuant to 18 U.S.C. Section 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Coddle Creek Financial Corp. (the "Company") certify that the Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and information contained in that Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 25, 2003                    /s/ George W. Brawley
                                         ---------------------------------------
                                         George W. Brawley
                                         President and Chief Executive Officer


Dated: March 25, 2003                    /s/ Billy R. Williams
                                         ---------------------------------------
                                         Billy R. Williams
                                         Controller and Chief Financial Officer





*This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.